SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  March 15, 2000


                       FORD CREDIT AUTO OWNER TRUST 2000-A
              (Ford Credit Auto Receivables Two L.P. - Originator)
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                    333-82895                  38-3295857
    --------                   -----------                 ----------
(State or other juris-       (Commission File              (IRS Employer
diction of incorporation)          Number)                   I.D. No.)


One American Road, Dearborn, Michigan                              48121
--------------------------------------                            --------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   313-322-3000

Item 5.   Other Events

         Ford Credit Auto Owner Trust 2000-A intends to issue Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes, Class C Certificates and Class D Certificates (the "Securities") in the aggregate principal amounts of $155,000,000, $377,000,000, $1,000,000,000,
$975,000,000,    $171,480,000,   $99,200,000,   $56,690,000   and   $56,690,000,
respectively. It is expected that the Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes and Class C Certificates (the "Underwritten Securities")will be issued pursuant to Registration Statement No. 333-82895 registered on Form S-3 (the "Registration Statement").

         In connection with the expected sale of the Underwritten Securities, the Registrant has been advised by Lehman Brothers Inc., as representative of the several underwriters ("Lehman"), that Lehman has furnished to prospective investors certain term sheets (the "Series Term Sheets") with respect to the Underwritten Securities following the effective date of the Registration Statement, which Series Term Sheets are being filed as an exhibit to this report.

         The Series Term Sheets filed herewith as Exhibit 99.1 have been provided by Lehman. The information in the Series Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Securities and by any other information subsequently filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Designation         Description                    Method of Filing
-----------         -----------                    ----------------
Exhibit 99.1     Information about the offering    Filed with this Report



                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           Ford Credit Auto Receivables Two L.P.
                                                        (Registrant)

                                               By:  Ford Credit Auto Receivables
                                                      Two, Inc., General Partner

Date:   March 15, 2000                      By: /s/ R. P. Conrad
                                          ----------------------------
                                              Assistant Secretary

                                  EXHIBIT INDEX

Designation               Description                Method of Filing
-----------               -----------                ----------------
Exhibit 99.1       Information about the offering    Filed with this Report

                                                                   Exhibit 99.1

                       Ford Credit Auto Owner Trust 2000-A

I.  Offer Details

Issuer:  Ford Credit Auto Owner Trust 2000-A
Issue Size:  US$ 2.89 Billion
Tranches:
Expected Settlement: March 23, 2000
Seller: Ford Credit Auto Receivables Two L.P.
Servicer: Ford Motor Credit Company
Underlying Collateral: Retail installment sale contracts secured by new and used automobiles and light-duty trucks.
Joint Lead Managers: Lehman Brothers Goldman Sachs

 II.  Tranches

 Issuer: Ford Credit Auto Owner Trust 2000-A
 Tranche Name: Class A-3 Notes (Senior)
 Ratings: Aaa/AAA/AAA (Moody's/S&P/Fitch)
 Tranche Size: US$ 1 Billion
 Price Talk: Market
 Benchmark: EDSF
 Expected WAL/MDUR: 0.88/0.82  * Using pricing speed of 1.500% ABS with a
                    10.000% clean-up call
 Expected Principal Payment Window: 13 months
 Expected Final Payment Date: 08/15/2001
 Expected ERISA Eligibility: Yes
 Co-Managers: Chase Securities Inc., Merrill Lynch & Co., The Williams Capital
              Group, L.P.

 Issuer: Ford Credit Auto Owner Trust 2000-A
 Tranche Name: Class A-4 Notes (Senior)
 Ratings: Aaa/AAA/AAA (Moody's/S&P/Fitch)
 Tranche Size: US$ 975 Million
 Price Talk: Market
 Benchmark: TSY TBD
 Expected WAL/MDUR: 2.00/1.80 * Using pricing speed of 1.500% ABS with a 10.000%
                    clean-up call
 Expected Principal Payment Window: 18 months
 Expected Final Payment Date: 01/15/2003
 Expected ERISA Eligibility: Yes
 Co-Managers: Chase Securities Inc., Merrill Lynch & Co., The Williams Capital
              Group, L.P.


 Issuer: Ford Credit Auto Owner Trust 2000-A
 Tranche Name: Class A-5 Notes (Senior)
 Ratings: Aaa/AAA/AAA (Moody's/S&P/Fitch)
 Tranche Size: US$ 171.48 Million
 Price Talk: Market
 Benchmark: TSY TBD
 Expected WAL/MDUR: 2.93/2.55 * Using pricing speed of 1.500% ABS with a 10.000%
                    clean-up call
 Expected Principal Payment Window: 3 months
 Expected Final Payment Date: 03/15/2003
 Expected ERISA Eligibility: Yes
 Co-Managers: Chase Securities Inc., Merrill Lynch & Co., The Williams Capital
              Group,  L.P.


 Issuer: Ford Credit Auto Owner Trust 2000-A
 Tranche Name: Class B Certificates (Subordinate)
 Ratings: A2/A/A (Moody's/S&P/Fitch)
 Tranche Size: US$ 99.20 Million
 Price Talk: Market
 Benchmark: TSY TBD
 Expected WAL/MDUR: 2.98/2.58 * Using pricing speed of 1.500% ABS with a
                    10.000% clean-up call
 Expected Principal Payment Window: 1 months
 Expected Final Payment Date: 03/15/2003
 Expected ERISA Eligibility: Yes


 Issuer: Ford Credit Auto Owner Trust 2000-A
 Tranche Name: Class C Certificates (Subordinate)
 Ratings: Baa3/BBB/BBB+ (Moody's/S&P/Fitch)
 Tranche Size: US$ 56.69 Million
 Price Talk: Market
 Benchmark: TSY TBD
 Expected WAL/MDUR: 2.98/2.56 * Using pricing speed of 1.500% ABS with a 10.000%
                    clean-up call
 Expected Principal Payment Window: 1 months
 Expected Final Payment Date: 03/15/2003
 Expected ERISA Eligibility: No

                                 $2,302,370,000
                       Ford Credit Auto Owner Trust 2000-A
                $1,000,000,000 ___% Class A-3 Asset Backed Notes
                 $975,000,000 ___% Class A-4 Asset Backed Notes
                 $171,480,000 ___% Class A-5 Asset Backed Notes
                   $99,200,000 ___% Class B Asset Backed Notes
               $56,690,000 ___% Class C Asset Backed Certificates

                 Ford Credit Auto Receivables Two L.P. (Seller)
                      Ford Motor Credit Company (Servicer)

Offered Securities:

---------------------------------------------------------------------------------------------------------------------------------

                                                        Expected
                                         Expected       Principal    Expected                                 Expected    Interest
Class                    Benchmark       WAL/MDUR        Payment       Final      Legal         Ratings         ERISA      Accrual
            Size ($mm)     Index     Pricing Speed To     Window      Payment   Final Date     (Moody's/      Eligibility   Method
               (%)                         Call*         (months)      Date                   S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------

Class A-3     $1,000.00     EDSF           0.88/0.82      13 months    8/15/01    6/17/02      Aaa/AAA/AAA         Yes       30/360
 Senior        (35.28%)                                     (5-17)
------------------------------------------------------------------------------------------------------------------------------------
Class A-4      $975.00      TSY tbd        2.00/1.80      18 months    1/15/03    11/17/03     Aaa/AAA/AAA         Yes       30/360
 Senior         (34.40%)                                    (17-34)
------------------------------------------------------------------------------------------------------------------------------------
Class A-5      $171.48      TSY tbd        2.93/2.55       3 months    3/15/03    3/15/04      Aaa/AAA/AAA         Yes       30/360
 Senior         (6.05%)                                     (34-36)
------------------------------------------------------------------------------------------------------------------------------------
Class B        $99.20       TSY tbd        2.98/2.58       1 month     3/15/03    7/15/04         A2/A/A           Yes       30/360
Subordinate     (3.5%)                                       (36)
------------------------------------------------------------------------------------------------------------------------------------
Class C        $56.69       TSY tbd        2.98/2.56       1 month     3/15/03    9/15/04     Baa3/BBB/BBB+        No        30/360
Subordinate     (2.00%)                                       (36)
------------------------------------------------------------------------------------------------------------------------------------

*  Structured using 1.5% ABS with a 10% Clean-up Call


Transaction Structure
----------------------
Class A1 Notes -  5.47%          Underlying Collateral: Retail installment sale
Class A2 Notes - 13.30%          contracts secured by new and used automobiles
Class A3 Notes - 35.28%          and light-duty trucks.
Class A4 Notes - 34.40%
Class A5 Notes -  6.05%
Class B  Notes -  3.50%
Class C Certificates - 2.00%
Class D Certificates - 2.00%
Overcollateralization and
 Reserve Account
Excess Spread

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